Abraxas Petroleum Corporate Update December 2013 Exhibit 99.1

* The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals. Forward-Looking Statements

* I. Abraxas Petroleum Overview

* Headquarters.......................... San Antonio Employees............................... 109 Shares outstanding(1)……......... 93.5 mm Market cap(3) …………………….... $337 mm Bank debt(2)…………………………. $22 mm PV-10(7)……………………………….. $240 mm Fully Diluted as of November30, 2013 Bank debt as of November 30, 2013 pro forma for $73 million in gross proceeds from WyCross divestiture Share price as of November 30, 2013 Enterprise value includes working capital deficit as of September 30, 2013, but does not include building mortgage or rig loan Production as of September 30, 2013; Calculation uses annualized daily net production excluding WyCross volumes of 610 boepd for the quarter ended September 30, 2013 . Reserves as of June 30, 2013 pro forma for WyCross divestiture Net proved reserves as of June 30, 2013 pro forma for WyCross divestiture. Uses SEC TTM average pricing of $92.79/bbl and $3.50/mcf EV/BOE(2,3,4)………………………... $18.30 Proved Reserves(7).…………..... 21.1 mmboe % Oil/Liquids……………… ~61% % Proved developed….. ~61% Production(5).……………………… 4,781 boepd R/P Ratio(6)…………………………. 13.9x 2013E CAPEX………………………. $85mm NASDAQ: AXAS Corporate Profile

* Exposure to "core" acreage in U.S. oil resource plays Significant, low-cost exposure to other emerging NAM oil resource plays Premier Position Value + Growth Low decline legacy production provides solid foundation “Manufacturing” model in repeatable resource plays leads to visible growth Proven Operator Deep technical and geological / geophysical staff Company owned rig in Bakken + pad drilling = efficient, low cost operator Oil Weighted 67% crude oil and liquids weighted by production(1) Nearly 100% of 2013E capital directed towards growing production from oil resource plays On production basis as of 9/30/13. Experienced Leadership Senior management with 32 average years of industry experience Highly qualified directors with significant energy industry and board experience Abraxas Highlights

* Proved Reserves(1) – 21.1 mmboe Production(2) – 4,781 boepd Net proved reserves as of June 30, 2013 pro forma for WyCross divestiture. Daily net production for the quarter ended September 30, 2013 Reserve Mix(1) Revenue By Production Stream Reserve / Production Summary High-quality, Long-Lived, Oil Weighted Assets

* Includes AXAS’ share of Blue Eagle’s production (50% in Q1 and Q2 2011, 41% in Q3 2011 and 35% in Q4 2011, Q1 2012 and Q2 2012) (Boepd) Oil/NGL % 43% 44% 48% 48% 52% 53% 53% 54% 58% 60% 67% Production Net to AXAS(1) 106% Liquids Growth 1Q11-3Q13 Refocusing on Oil and Liquids

High Quality Assets

ABRAXAS



Williston: Bakken / Three Forks
Powder River Basin: Niobrara, Turner
Delaware Basin: Montoya/Devonian/Miss Gas, Shallow Oil, Emerging Hz. Oil
WolfBone
Midland/Eastern Shelf: Emerging Cline, Wolfcamp
Eagle Ford Shale

Abraxas Petroleum Corporation	
Proved Reserves (mmboe)(1):	21.1
▪ Proved Developed(1):	61%
▪ Liquids(1):	61%

Alberta, Canada



Eastern Shale Basin: Duvernay
Pekisko

Core	Non Core	
■ (red)	■ (pink)	Rocky Mountain
■ (green)	■ (light green)	Gulf Coast
■ (navy)	■ (lavender)	Permian Basin
■ (yellow)	■ (light yellow)	Canada

(1) Net proved reserves as of June 30, 2013 pro forma for WyCross divestitutre.

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* II. Strategic Plan

* Strategic Plan – 2014+ Excluding building mortgage and rig loan which are secured by the building and rig, respectively. EBITDA definition per bank loan agreement (excludes Rig EBITDA)

* 9/12 Strategic Plan - Successful Execution Net proceeds for all asset sales since 9/1/12. Includes $7.7 million from Blue Eagle JV dissolution. As of 12/31/2011 As of 11/30/13 net of WyCross gross sale proceeds of $73 million Management estimate of pro forma borrowing base post WyCross closing Excluding building mortgage and rig loan which are secured by the building and rig, respectively. EBITDA definition per bank loan agreement (excludes Rig EBITDA)

* Abraxas Eagle Ford Transaction Adding Significant Shareholder Value Timeline Abraxas (Expense) / Proceeds ($MM) Abraxas Forms Blue Eagle JV $0 Abraxas/Blue Eagle JV Drill Three EF Wells $0 Abraxas/Blue Eagle JV Lease WyCross $0 Abraxas/Blue Eagle Dissolve JV $7.7 Abraxas Net CAPEX on EF Properties 9/1/12-11/30/13 (1) ($29.9) Abraxas Net Cash Flow on EF Properties 9/1/12-11/30/13 (1) $15.5 Abraxas Net Proceeds on Nordheim Monetization $18.8 Upcoming WyCross Monetization $73.0 TOTAL CASH PROCEEDS TO ABRAXAS $85.1 TOTAL UPFRONT CASH INVESTMENT = $0 TOTAL PROCEEDS = $85.1 Abraxas RETAINS 50 bopd and 4,115 net acres (100% WI) at Jourdanton in Atascosa County and 1,908 net acres (100% WI) at Yoakum in DeWitt County Actual cash flow and capex through September 30, 2013. Management estimates for October and November 2013.

* III. Asset Base Overview

* Bakken / Three Forks Positioned in Core Areas North Fork 4,935 Net Acres North Fork Area McKenzie County, ND Lillibridge Area McKenzie County, ND South Elm Coulee Area Richland County, MT Lillibridge South Elm Coulee

* North Fork 5 completed wells 3 wells drilling 700 boepd (8/5/13) 21 wells to drill Pershing Field (Lillibridge) 8 new completions East pad: 4,000 bopd, 5.7 mmcfd (8/11/13) West pad: on production 1 well to drill Bakken / Three Forks Positioned in a Core Area (North Fork)

* Well Objective Lat. Length Stages 30-day IP (boepd) Status Ravin 26-35 1H Three Forks 10,000 23 391 Producing Stenehjem 27-34 1H Middle Bakken 6,000 17 688 Producing Jore Federal 2-11 3H Three Forks 10,000 35 510 Producing Ravin 26-35 2H Middle Bakken 10,000 16 421 Producing Ravin 26-35 3H Middle Bakken 10,000 26 627 Producing Lillibridge 4H Three Forks 8,472 26 922 Producing Lillibridge 3H Middle Bakken 10,000 33 1,291 Producing Lillibridge 2H Three Forks 9,529 30 958 Producing Lillibridge 1H Middle Bakken 10,000 33 1,275 Producing Lillibridge 8H Three Forks 10,000 33 NA Producing Lillibridge 7H Middle Bakken 10,000 34 NA Producing Lillibridge 6H Three Forks 10,000 33 NA Producing Lillibridge 5H Middle Bakken 10,000 33 NA Producing Jore Federal 2-11 1H Three Forks 10,000 NA NA Intermediate Cased Jore Federal 2-11 2H Middle Bakken 10,000 NA NA Drilling Lateral Jore Federal 2-11 4H Three Forks 10,000 NA NA Intermediate Cased Bakken / Three Forks Focused on Execution

* Lillibridge E. Pad Qi’s (30 days) Booked Booked Booked Actual Actual Actual Oil Gas BOE Oil Gas BOE #1 13,500 13,500 15,750 31,000 42,500 38,000 #2 13,500 13,500 15,750 24,400 32,000 29,700 #3 13,500 13,500 15,750 32,200 47,000 40,000 #4 13,500 13,500 15,750 18,000 27,000 22,500

* Bakken / Three Forks Outperforming Type Curve (NorthFork)

* Abraxas’ Eagle Ford Properties 6,472 Net Acres Jourdanton Area Atascosa County Cave Area McMullen County Yoakum Area Dewitt and Lavaca County Index Map: Eagle Ford Trend Jourdanton Area Yoakum Area Cave Area

* Eagle Ford Jourdanton 4,115 acre lease block, 100% WI First Abraxas well, Sept 2011 Second well on flowback Next well Q4 2013 Improved geosteering with 3D seismic Deeper fault block with more pressure 50 well potential Austin Chalk and Buda also prospective Abraxas Grass Farm #1H 1st Prod: 9-1-11 Abraxas Blue Eyes #1H Cinco Area Recent Activity Hunt Area Recent Activity Grass Farm 1H EOG Area Recent Activity

* Eagle Ford Cave Area 410 acre lease block, 100% WI First well drilling 4 potential locations (red) 9,000’+ lateral length Offset operators include Chesapeake, EOG, & Marathon Best month cumulative oil shown in green Range 14-23 MBO

* Powder River Basin Turner Sandstone Horizontal Play Isopach of Turner thickness Multiple producing vertical wells, tight sandstone Horizontal exploitation with multi-stage fracs recently AXAS – 24,558 net acres (not all on map)

* Powder River Basin Campbell & Converse Co., WY Turner Sandstone Porcupine Field 26/9 gross/net wells Abraxas Hedgehog State 16-2H Cum Prod. (3/2012-8/2013) Gross/net 45/38 MBO Gross/net 623/526 MMCF Daily average 60 bopd, 1,350 mcfpd 28 EOG Turner wells Average production per well per month 6,609 BO, 63 MMCF Hedgehog 16-2H Production

* Additional Development Areas

* Appendix

* Portilla Field San Patricio County, TX Cum Production 80 MMBO + 92 BCFG from Frio sands Current Production: 275-300 bopd Annual Capex of $1 million to maintain flat decline rate Numerous infill and work over opportunities 100% WI ownership Abraxas owns 1,769 surface acres Ideal CO2 candidate, 10% additional recovery = 8 MMBO 100% Surface Ownership

* Permian Basin Spires Ranch SHERIDAN 81 SW NENA LUCIA UNIT SHERIDAN 905 SW NENA LUCIA UNIT Example of Abraxas Horizontal Strawn Well NW SE Nena Lucia Field: Discovered in 1955 Reef build-up currently on waterflood Cum Prod: 38.7 MMBO 114.7 BCF Abraxas’ Spires Ranch: Acreage located West of Nena Lucia Horizontal wells targeting algal mounds that developed in front of the main reef Modified from Toomey and Winland (1973) Nena Lucia LUCIA NENA COKE COUNTY, TX

* Permian Basin – Spires Ranch Vertical Wells (15) Average production: 55.3 MBO 388.4 MMCF Abraxas Horizontal Wells Four drilled (green) Open hole completions Average rate (June 2013): 36.8 bopd 520.6 mcfpd Cum Production (7-28-2013): 46.6 MBO 507.8 MMCF Enhanced completion for Spires 129 2H complete Seven additional locations with enhanced completion potential (red) DEVON Wallace M #1H Recent Cline Shale Completion COKE COUNTY, TX

* Millican Reef & NE Millican: 44 total well locations: 20 Gunsight sand locations 13 King sand locations 11 Gunsight & King sand locations DEVON Price C #1H Recent Cline Shale Completion Millican Reef NE Millican Permian Basin Millican Reef

* Permian Basin Millican Reef W E King Gunsight EXAMPLE ABRAXAS WELL LOCATIONS Millican Reef – Coke County, TX

* 30 Active Wells, 3 zones 254 boepd Gross 177 boepd Net Permian Basin Bell, Cherry and Brushy Canyon Production

* Abraxas Cherry Canyon Field 27 active wells 8 Proposed Injection Wells Permian Basin Waterflood Potential

* Montoya 1 active well 1.5 Bcf Gross 198 mcefpd Devonian 5 active wells 60 Bcf Gross 781 mcfepd Permian Basin Howe Deep

* Montoya 6 active Devonian 4 active Ellenburger 1 active 138 Bcf Gross 1,766 mcfepd Permian Basin R.O.C. Deep

Abraxas' "Hidden" Gas Portfolio

ABRAXAS


WARD COUNTY
REEVES COUNTY

2012 Ward County Acquisition

- **Acquisition of Partners' Interests in West Texas**
  - Purchase Price — $6.7mm[1]
  - PDP PV-15 — $6.7mm[2]
  - Production — 1,440 mcfepd
  - Reserves — 7.613 bcfe
  - Production — $4,650/mcfe/day
  - Reserves: — $.88/mcfe

(1) *Net of purchase price adjustments*
(2) *PV10 calculated using strip pricing as of 5/1/12 = $2.29*

Edwards (South Texas)

- PDP: 10.3 bcfe (net)
  - Nordheim 2H: 7.0 bcfe gross
  - Keuster 1H: 10.5 bcfe gross
  - Previous risked offsetting PUD locations 27.9 bcfe (net)
  - 11 gross/7 net locations dropped to PRUD (SEC 5 year rule)
- 7 gross/5 net locations drilled/completed yet to be frac'd: unbooked
- Edwards economics
  - New drill $7.0 million/well/4.0 bcfe EUR/F&D $1.73/mcfe
  - 20% ROR at $4.30/mcfe realized price
  - Refrac: $0.7 million/well/0.5 bcfe EUR/F&D $1.40/mcfe
  - 20% ROR at $1.98/mcfe realized price

Montoya / Devonian (Delaware Basin, West Texas)

- PDP 28.0 bcfe (net)
  - Caprito 98 98 01U Devonian 39.0 bcfe gross
  - Howe GU 5 1 Devonian 31.7 bcfe gross
- Previous risked offsetting PUD locations 29.7 bcfe (net)
  - 12 gross/6 net locations dropped to PRUD (SEC 5 year rule)
- Montoya economics
  - $5.0 million/well/6.6 bcfe EUR/F&D $.75/mcfe
  - 20% ROR at $3.16/mcfe realized price
- Devonian economics
  - $5.8 million/well/7.6 bcfe EUR/F&D $0.76/mcfe
  - 20% ROR at $2.51/mcfe realized price

Other

- Eagle Ford Shale, Yoakum 1,908 net acres/~24 net locations, unbooked
- PRB, Turner (~50% gas) 2 gross (1.7 net) PUD/50 gross (13 net) PRUD locations, 40.6 bcfe (net)
- Delaware Basin, Hudgins Ranch: 3 gross/2.6 net PSUD locations, 9.1 bcfe (net)
- Delaware Basin, Nine Mile Draw: 40 gross/31 net PSUD locations 18.0 bcfe (net)
- Wind River, Cow Hollow Field: 5 gross/.06 net PRUD locations 0.7 bcfe (net)
- Williston Basin, Red River: 1 gross/.8 net PRUD location 2.1 bcfe (net)
- Uinta, Chapita Wells, unbooked

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Canada - Duvernay

Alberta, Canada: Eastern Shale Basin


FARM-IN BLOCK
LEDUC
REEF

Recently Drilled
Neighboring Well

EOG Strikes Oil in Duvernay's East Shale Basin

"New public data for EOG's Duvernay horizontal at 1-20-38-28W4 showed a peak calendar-day rate to date of 239 boe/d for December. Oil comprised 88% of the wellhead production stream... We believe there is a possibility EOG is restricting rates or testing the well, meaning it could be producing the well intermittently through the months.
The reported rates are in the ballpark of our Eagle Ford West oil type curve peak rate of ~300 boe/d. Under Crown royalties, the Eagle Ford West type curve results in a break-even price of $82/boe and a per-well NPV of $1 million, assuming a $9 million well cost."
-- ITG, February 7, 2013

Duvernay:

- Net Acres: 42,880 (100% WI)
- Crown: 32 Sections; five year leases
- Farm-out/option: 35 Sections; three year term
- Represents a continuous, self sourced resource contained in a shaley organic rich low permeability reservoir
- Shale assessment and productivity expectations developed based on a review of analogues (i.e. Eagle Ford, Kaybob, Pembina/Willesden Green)
- All critical shale parameters point to the Duvernay being an excellent source and reservoir rock
- Available rock and completion data point to Canaxas lands containing volatile oil hydrocarbons in place

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* NASDAQ: AXAS